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                           QUALITY FOOD CENTERS, INC.

                           (a Washington corporation)


                        4,500,000 Shares of Common Stock





                        INTERNATIONAL PURCHASE AGREEMENT



Dated:  March 13, 1997



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

                                Table of Contents

                                                                            Page
                                                                            ----

INTERNATIONAL PURCHASE AGREEMENT...........................................  1
    SECTION 1.    Representations and Warranties...........................  5
                  (a)  Representations and Warranties by the Company.......  5
                  (b)  Officer's Certificates.............................. 15
    SECTION 2.    Sale and Delivery to International Underwriters; Closing. 15
                  (a)  Initial Securities.................................. 15
                  (b)  Option Securities................................... 16
                  (c)  Payment............................................. 16
                  (d)  Denominations; Registration......................... 17
    SECTION 3.    Covenants of the Company................................. 17
                  (a)  Compliance with Securities Regulations and Commission
                       Requests............................................ 17
                  (b)  Filing of Amendments................................ 17
                  (c)  Delivery of Registration Statements................. 18
                  (d)  Delivery of Prospectuses............................ 18
                  (e)  Continued Compliance with Securities Laws........... 18
                  (f)  Blue Sky Qualifications............................. 19
                  (g)  Rule 158............................................ 19
                  (h)  Use of Proceeds..................................... 19
                  (i)  Preparation of Prospectus Supplement................ 19
                  (j)  Listing............................................. 19
                  (k)  Restriction on Sale of Securities................... 19
                  (l)  Reporting Requirements.............................. 20
    SECTION 4.    Payment of Expenses...................................... 20
                  (a)  Expenses............................................ 20
                  (b)  Termination of Agreement............................ 21
    SECTION 5.    Conditions of International Underwriters' Obligations.... 21
                  (a)  Effectiveness of Registration Statement............. 21
                  (b)  Opinion of Bogle & Gates P.L.L.C.................... 21
                  (c)  Opinion of Simpson Thacher & Bartlett............... 22
                  (d)  Opinion of O'Melveny & Myers LLP.................... 22
                  (e)  Opinion of Rosenberg & Liebentritt, P.C............. 23
                  (f)  Opinion of Counsel for International Underwriters... 24
                  (g)  Officers' Certificate............................... 24
                  (h)  Accountants' Comfort Letters........................ 24
                  (i)  Bring-down Comfort Letter........................... 24
                  (j)  Approval of Listing................................. 24
                  (k)  Lock-up Agreements.................................. 25
                  (l)  Consummation of Hughes Merger....................... 25
                  (m)  Effectiveness of New Credit Agreement............... 25
                  (n)  Purchase of Notes................................... 25


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

                  (o)  Purchase of U.S. Securities......................... 25
                  (p)  Conditions to Purchase of International Option
                       Securities ......................................... 25
                  (q)  Additional Documents................................ 26
                  (r)  Termination of Agreement............................ 27
    SECTION 6.    Indemnification.......................................... 27
                  (a)  Indemnification of International Underwriters....... 27
                  (b)  Indemnification of Company, Directors and Officers.. 28
                  (c)  Actions against Parties; Notification............... 28
                  (d)  Settlement without Consent if Failure to Reimburse.. 29
    SECTION 7.    Contribution............................................. 29
    SECTION 8.    Representations, Warranties and Agreements to Survive
                  Delivery ................................................ 31
    SECTION 9.    Termination of Agreement................................. 31
                  (a)  Termination; General................................ 31
                  (b)  Liabilities......................................... 31
    SECTION 10.   Default by One or More of the International Underwriters. 32
    SECTION 11.   Notices.................................................. 32
    SECTION 12.   Parties.................................................. 33
    SECTION 13.   GOVERNING LAW AND TIME................................... 33
    SECTION 14.   Effect of Headings....................................... 33

    SCHEDULES
         Schedule A - List of Underwriters.............................Sch A-1
         Schedule B - Pricing Information..............................Sch B-1
         Schedule C - List of Persons Subject to Lock-up...............Sch C-1
         Schedule D - Persons Holding Shares with Registration Rights..Sch D-1

    EXHIBITS
      Exhibit A - Form of Lock-up Letter...................................A-1
      Exhibit B - Form of Parent Lock-up Letter............................B-1

                           QUALITY FOOD CENTERS, INC.

                           (a Washington corporation)

                        4,500,000 Shares of Common Stock

                           (Par Value $.001 Per Share)

                        INTERNATIONAL PURCHASE AGREEMENT

                                                                  March 13, 1997

MERRILL LYNCH INTERNATIONAL
DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION
SALOMON BROTHERS INTERNATIONAL LIMITED
DAIN BOSWORTH INCORPORATED
   as International Representatives of the
   several International Underwriters
c/o Merrill Lynch International
    Ropemaker Place
    25 Ropemaker Street
    London EC2Y 9LY
    England

Ladies and Gentlemen:

      Quality Food Centers, Inc., a Washington corporation (the "Company"), confirms its agreement with Merrill Lynch International and each of the other Underwriters named in Schedule A hereto (collectively, the "International Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch International, Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers International Limited and Dain Bosworth Incorporated are acting as lead managers (in such capacity, the "International Representatives"), with respect to the issue and sale by the Company and the purchase by the International Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") set forth in said Schedule A, and with respect to the grant by the Company to the International Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 135,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 900,000 shares of Common Stock (the "Initial International Securities") to be purchased by the International Underwriters and all or any part of the 135,000 shares of Common Stock subject to the option described in
Section 2(b) hereof (the "International Option Securities") are hereinafter sometimes called, collectively, the "International Securities". This Agreement is hereinafter sometimes called the "International Purchase Agreement".

      It is understood that the Company is concurrently entering into a U.S. Purchase Agreement dated the date hereof (the "U.S. Purchase Agreement") providing for the offering by the Company of an aggregate of 3,600,000 shares of Common Stock (the "Initial U.S. Securities") through arrangements with certain underwriters in the United States and Canada (the "U.S. Underwriters") for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc and Dain Bosworth Incorporated are acting as representatives managers (the "U.S. Representatives"), and the grant by the Company to the U.S. Underwriters of an option to purchase all or any part of an additional 540,000 shares of Common Stock (the "U.S. Option Securities") to cover over-allotments, if any. The Initial U.S. Securities and the U.S. Option Securities are hereinafter sometimes called, collectively, the "U.S. Securities."

      The International Securities and the U.S. Securities are hereinafter sometimes called, collectively, the "Securities;" the Initial International Securities and the Initial U.S. Securities are hereinafter sometimes called, collectively, the "Initial Securities;" the International Option Securities and the U.S. Option Securities are hereinafter sometimes called, collectively, the "Option Securities;" the International Underwriters and the U.S. Underwriters are hereinafter sometimes called, collectively, the "Underwriters" and, individually, an "Underwriter;" the International Representatives and the U.S. Representatives are hereinafter sometimes called, collectively, the "Representatives"; and, individually, a "Representative;" and this Agreement and the U.S. Purchase Agreement are hereinafter sometimes called, collectively, the "Purchase Agreements" and, individually, a "Purchase Agreement".

      The Company understands that the International Underwriters and the U.S. Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Inter-syndicate Agreement") providing for the coordination of certain transactions among the International Underwriters and the U.S. Underwriters under the direction of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").

      It is understood that the Company is concurrently entering into a Purchase Agreement dated the date hereof (the "Debt Agreement") with Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch and BancAmerica Securities, Inc., as the initial purchasers (the "Initial Purchasers"), and Quality Food Holdings, Inc., a Delaware corporation (the "Holding Company"), and KU Acquisition Corporation, a Washington corporation ("KUA") and the surviving corporation in the merger with Keith Uddenberg, Inc. ("KUI"), which Debt Agreement will also be entered into by Hughes Markets, Inc., a California corporation ("Hughes") as of Closing Time (as hereinafter defined), relating to the offering by the Company of $150,000,000 aggregate principal amount of its 8.70% Senior Subordinated Notes due 2007 (the "Notes"). The Notes are to be issued pursuant to an indenture (the "Indenture") among the Company, as issuer of the Notes, the Holding Company, KUA and Hughes, as guarantors (each, a "Guarantor" and, collectively, the "Guarantors"), and First Trust National Association, as trustee (the "Trustee"). The Guarantors will jointly and severally guarantee, among other things, the punctual payment of the principal of, premium, if any, and interest on the Notes and the Company's 8.70% Senior Subordinated Notes due 2007 (the "Series B Notes") to be offered in exchange for the Notes (the "Exchange Offer") pursuant to the Indenture and the Registration Rights Agreement referred to below (each, a "Guarantee" and, collectively, the "Guarantees"). In connection with the issuance and sale of the Notes, the Company and the Guarantors will enter into a Registration Rights Agreement (the "Registration Rights Agreement") with the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to use their reasonable best efforts to file with the Commission, under the circumstances set forth therein and among other things, a registration statement under the 1933 Act relating to the Exchange Offer.

      The Company has also entered into Agreement and Plan of Merger dated as of November 20, 1996, as amended (the "Hughes Merger Agreement"), with QHI Acquisition Corporation, a California corporation and wholly-owned subsidiary of the Company ("QHI"), and Hughes, pursuant to which QHI will merge with and into Hughes, with Hughes as the surviving corporation and as a result of which Hughes will become a wholly-owned direct subsidiary of the Company (the "Hughes Merger").

      The Company is currently a party to a Credit Agreement dated as of March 15, 1995 (the "Old Credit Agreement") among the Company, Bank of America National Trust and Savings Association ("BofA"), as agent, Seattle First National Bank, as swingline lender, Bank of America Illinois ("BAI"), as issuing lender, and the other financial institutions party thereto.

      In connection with the transactions contemplated herein, the Company, Quality Food, Inc., a Delaware corporation ("Parent"), and the Holding Company will enter into an Amended and Restated Credit Agreement (the "New Credit Agreement") with BofA, as Administrative Agent and Paying Agent, The Chase Manhattan Bank, as Administrative Agent, and the other lenders party thereto (collectively, the "Lenders"), amending and restating the Old Credit Agreement, and, concurrently therewith, the security agreements previously executed with respect to the Old Credit Agreement (the "Old Security Agreements") will be terminated. In order to guarantee the Company's obligations under the New Credit Agreement, the Holding Company, Hughes and KUA (each, a "Bank Guarantor" and, collectively, the "Bank Guarantors") will enter into a guaranty (the "Bank Guaranty") pursuant to the New Credit Agreement. In order to secure their respective obligations under the New Credit Agreement, the Company will enter into a Pledge Agreement (the "Company Security Agreement") and the Parent will enter into a Pledge Agreement (the "Guarantor Security Agreement;" the Company Security Agreement and the Guarantor Security Agreement are hereinafter sometimes called, collectively, the "Bank Security Agreements" and, individually, a "Bank Security Agreement") pursuant to which each of them will pledge the common stock of certain subsidiaries as collateral.

      The Purchase Agreements, the Debt Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Series B Notes, the New Credit Agreement, the Company Security Agreement and the Hughes Merger Agreement are hereinafter sometimes called, collectively, the "Company Documents" and, individually, a "Company Document". The Debt Agreement, the Registration Rights Agreement, the Indenture, the New Credit Agreement, the Guarantor Security Agreement and the Bank Guaranty are hereinafter sometimes called, collectively, the "Guarantor Documents" and, individually, a "Guarantor Document".

      The sale of the Initial International Securities to the International Underwriters pursuant to this Agreement and the sale of the Initial U.S. Securities to the U.S. Underwriters pursuant to the U.S. Purchase Agreement are each conditioned upon, among other things, (i) the concurrent occurrence of the other event and the concurrent purchase of the Notes by the Initial Purchasers pursuant to the Debt Agreement, (ii) the effectiveness of the New Credit Agreement prior to or concurrently therewith and (iii) the effectiveness of the Hughes Merger prior to or concurrently therewith.

      The Company understands that the International Underwriters propose to make a public offering of the International Securities as soon as the International Representatives deem advisable after this Agreement has been executed and delivered.

      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-18567) for the registration of, among other things, the Securities under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statement, including the exhibits thereto, the schedules thereto, if any, and the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as amended at the time it became effective, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Promptly after the execution of this Agreement, the Company will file with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations a prospectus supplement relating to the International Securities (the "International Prospectus Supplement") and a prospectus supplement relating to the U.S. Securities (the "U.S. Prospectus Supplement")(1), in each case together with the related prospectus dated January 27, 1997 (the "Base Prospectus"), and has previously advised you of all information (financial and other) set forth therein. The International Prospectus Supplement and the Base Prospectus, including all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the International Underwriters for use in connection with the offering of the International Securities, are hereinafter referred to, collectively, as the "International Prospectus." The U.S. Prospectus Supplement and the Base Prospectus, including all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the U.S. Underwriters for use in connection with the offering of the U.S. Securities, are hereinafter referred to, collectively, as the "U.S. Prospectus." The International Prospectus and the U.S. Prospectus are hereinafter sometimes referred to as, individually, a "Prospectus" and, collectively, the "Prospectuses." Each prospectus supplement relating to the International Securities used prior to the date of this Agreement, together with the related base prospectus and all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3, are hereinafter referred to, collectively, as a

----------
(1) Two forms of prospectus supplement are to be used in connection with the offering and sale of the Securities, one relating to the International Securities and one relating to the U.S. Securities. The International Prospectus Supplement is identical to the U.S. Prospectus Supplement, except for the front cover page, back cover page and the section captioned "Underwriting."

"preliminary international prospectus". Each prospectus supplement relating to the U.S. Securities used prior to the date of this Agreement, together with the related base prospectus and all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3, are hereinafter referred to, collectively, as a "preliminary U.S. prospectus". All preliminary international prospectuses and preliminary U.S. prospectuses are hereinafter sometimes referred to as, individually, a "preliminary prospectus" and, collectively, the "preliminary prospectuses". For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, any Prospectus or any amendments or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

      It is understood that any representation or warranty of the Company in
Section 1 hereof which relates to Hughes is made to the best of the Company's knowledge, with due inquiry by the Company.

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or any Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or any Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or any Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is or is deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or such Prospectus, as the case may be.

     SECTION 1. Representations and Warranties.

      (a) Representations and Warranties by the Company. The Company represents and warrants to each International Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each International Underwriter, as follows:

            (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither of the Prospectuses nor any amendments or supplements thereto, at the respective times the Prospectuses or any such amendments or supplements were issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectuses made in reliance upon and in conformity with information furnished to the Company in writing by any U.S. Underwriter or International Underwriter through Merrill Lynch International expressly for use in the Registration Statement or Prospectuses or to any Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of any trustee filed as an exhibit to the Registration Statement.

            Each preliminary prospectus and each prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and each Prospectus delivered to the U.S. Underwriters or International Underwriters, as the case may be, for use in connection with the offering of the Securities was identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectuses, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Registration Statement and the Prospectuses, at the time the Registration Statement became effective, at the time the Prospectuses were issued and at the Closing Time (and if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (iii) Independent Accountants. The accountants who audited the financial statements and supporting schedules, if any, included in the Registration Statement are independent certified public accountants as required by the 1933 Act and the 1933 Act Regulations.

            (iv) Financial Statements. The financial statements of the Company, the consolidated financial statements of Hughes and the financial statements of KUI included in the Registration Statement and the Prospectuses, in each case together with the related schedules

      (if any) and notes, present fairly the financial position of the Company, the financial position of Hughes and its consolidated subsidiaries, and the financial position of KUI, respectively, at the dates indicated and the results of operations, changes in stockholders' equity and cash flows of the Company, of Hughes and its consolidated subsidiaries, and of KUI, respectively, for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected historical financial data and the summary historical financial information included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the Company's and Hughes', as applicable, audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectuses present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The Company's ratios of earnings to fixed charges (actual and, if any, pro forma) included in the Prospectuses and as an exhibit to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission.

            (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of (1) the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect") or (2) Hughes and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries or Hughes or any of its subsidiaries, in each case other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise or Hughes and its subsidiaries considered as one enterprise, respectively; and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. For purposes of this Agreement, all references to "subsidiaries" of the Company shall include, without limitation, in the case of any representation or warranty made or deemed to have been made as of the Closing Time or at any time thereafter, Hughes and its subsidiaries.

            (vi) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation authorized to transact business in the corporate form and is in good standing under the laws of the State of Washington and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Company

      Documents; and the Company is not required to qualify as a foreign corporation to transact business in any other jurisdiction.

            (vii) Good Standing of Subsidiaries. The only subsidiaries of Hughes are Hughes Realty, Inc., Univar San Bernardino, Inc., and MM Foods, Inc., each of which is a California corporation. The only subsidiaries of the Company are KUA, QHI, Second Story, Inc., a Washington corporation, Parent, the Holding Company and, at the Closing Time, Hughes and its subsidiaries. Each of KUA, Hughes, Parent and the Holding Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligation under the Guarantor Documents to which it is or will be a party (if any), and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each of KUA, Parent and the Holding Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for liens created by the Bank Security Agreements in favor of the Lenders); all of the issued and outstanding capital stock of Hughes has been duly authorized and validly issued, is fully paid and non-assessable and, at the Closing Time will be owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for liens created by the Bank Security Agreements); and none of the outstanding shares of capital stock of Hughes KUA, Parent or the Holding Company was issued in violation of any preemptive or similar rights. For the periods covered by the historical financial statements of the Company included in the Prospectuses, the Company did not have any subsidiaries whose financial statements were required to be consolidated with those of the Company in accordance with GAAP. As of and for its fiscal year ended in December of 1996, the aggregate sales, operating income, net income and assets of the Company's subsidiaries (excluding KUA) were less than 1% of the Company's total sales, operating income, net income and assets. For the seven months ended September 29, 1996, subsidiaries of Hughes (other than Santee Dairies, Inc., a California corporation ("Santee")), accounted for less than 1% of Hughes' consolidated sales, income from operations, net income and assets (excluding from the computation of the foregoing amounts attributable to Santee).

            (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to employee benefit plans or the exercise of options referred to in the Prospectuses). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

            (ix) Authorization of Purchase Agreements. Each of the U.S. Purchase Agreement and the International Purchase Agreement has been duly authorized, executed and delivered by the Company. The Debt Agreement has been duly authorized, executed and delivered by the Company and the Guarantors, other than Hughes; at the Closing Time, the Debt Agreement will have been duly authorized, executed and delivered by Hughes.

            (x) Authorization and Description of Securities. The U.S. Securities and the International Securities have been duly authorized for issuance and sale to the U.S. Underwriters and the International Underwriters pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, respectively, against payment of the consideration set forth therein, will be validly issued, fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectuses and the description of the Common Stock set forth in the Prospectuses conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

            (xi) Absence of Defaults and Conflicts. Neither the Company, the Holding Company, the Parent, Hughes nor KUA is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of them may be bound, or to which any of its property or assets is subject (collectively, "Agreements and Instruments", which term shall include, without limitation, the Investor Agreements (as defined below), the Company Documents and the Guarantor Documents), except for such defaults under Agreements and Instruments (other than the New Credit Agreement or the Indenture) that would not result in a Material Adverse Effect; and the execution, delivery and performance of the Company Documents and the Guarantor Documents and the consummation of the transactions contemplated herein and therein and in the Registration Statement (including, without limitation, (i) the issuance and sale of the Securities and the Notes and the borrowing of funds under the New Credit Agreement and the application of the proceeds therefrom as described in the Prospectuses under the caption "Use of Proceeds" and (ii) the consummation of the Hughes Merger) and compliance by the Company and the Guarantors with their respective obligations and agreements under the Company Documents and the Guarantor Documents have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance (other than liens on the Bank Collateral (as defined below) created by the Bank Security Agreements in favor of the Lenders) upon any property or assets of the Company, the Holding Company,

      Parent, Hughes or KUA pursuant to, any Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances under Agreements and Instruments, other than the New Credit Agreement, the Indenture and the Investor Agreements, that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company, Parent, the Holding Company, Hughes or KUA or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, Parent, the Holding Company, Hughes or KUA or any of their respective assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the issuer or obligor. No consents or waivers from any other person are required for the execution, delivery and performance of any of the Company Documents or the Guarantor Documents or the consummation of any of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained (or, in the case of the Registration Rights Agreement, will be obtained).

            As used in this Agreement, the term "Investor Agreements" means (A) the Standstill Agreement dated as of January 14, 1995 between the Company and Zell/Chilmark Fund L.P. (the "Zell/Chilmark Standstill Agreement"),
      (B) the Standstill Agreement dated as of January 14, 1995 between the Company and Stuart M. Sloan (the "Sloan Standstill Agreement"), (C) the Investor Rights Agreement dated as of March 1, 1995 (the "Olson Investor Rights Agreement") between the Company and Maurice F. Olson, Charles M. Olson and Maurice S. Olson, (D) the Investor Rights Agreement among the Company, Charles B. Teel, E. Gerald Teel and the other persons party thereto (the "Food Giant Investor Rights Agreement") and (E) the Investor Rights Agreement dated February 14, 1997 among the Company and the other persons party thereto (the "KUI Investor Rights Agreement;" and the term "Common Stock Registration Rights Agreements" means the agreements referred to in clauses (A), (C), (D) and (E) of this sentence.

            (xii) Absence of Labor Dispute. There is (i) no unfair labor practice complaint pending against the Company, Hughes or KUA nor, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company, Hughes or KUA or, to the best knowledge of the Company, threatened against any of them, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect, (ii) no strike, labor dispute, slowdown or stoppage pending against the Company, Hughes or KUA nor, to the best knowledge of the Company, threatened against the Company, Hughes or KUA which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect, and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company, Hughes or KUA and no union organizing activities are taking place with respect to any such employees. Neither the Company, Hughes nor KUA has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, or any applicable wage or hour laws, or any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, or analogous foreign laws and regulations, which may reasonably be expected to result in a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any principal suppliers, manufacturers, customers or contractors of the Company, Hughes or KUA, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

            (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, Parent, the Holding Company, Hughes or KUA, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Company Documents or the Guarantor Documents or the performance by any of the parties thereto of their respective obligations or agreements thereunder; and the aggregate of all pending legal or governmental proceedings to which the Company, Parent, the Holding Company, Hughes or KUA is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

            (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectuses or the documents incorporated or deemed to be incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

            (xv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the authorization, execution, delivery or performance by the Company of any of the Company Documents or by any of the Guarantors of any of the Guarantor Documents, for the performance by Hughes of the Hughes Merger Agreement, for the offering, issuance or sale of the Securities under the Purchase Agreements or of the Notes or the Guarantees under the Debt Agreement, or for the consummation of the Hughes Merger or the other transactions contemplated by the Company Documents and the Guarantor Documents, except (A) such as may have been obtained under the 1933 Act or the 1933 Act Regulations in connection with the offering of the Securities, (B) such as may be required under state securities laws, (C) the filing of the appropriate agreement of merger and officers' certificates of each of Hughes and QHI relating to the approval of the Hughes Merger and a tax clearance certificate relating to Hughes' assumption of QHI's obligations to pay California franchise taxes (all as provided for in Section 1103 of the California Corporations Code) with the Secretary of State of the State of California in connection with the Hughes Merger, (D) the filing of financing statements and continuation statements under the Uniform Commercial Code (the "UCC") of the States of Washington and California in connection with the Bank Security Agreements, (E) the filing of termination statements (if any) under the UCC of the State of Washington and any other appropriate jurisdictions terminating the security interests created by the Old Security Agreements, and (F) such as will be required under the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act of 1939, as amended (the "1939 Act") in connection with the Registration Rights Agreement.

            (xvi) Possession of Licenses and Permits. The Company, Hughes and KUA possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company, Hughes and KUA are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company, Hughes nor KUA has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            (xvii) Title to Property. The Company, Hughes and KUA have good and marketable title to all real property and improvements owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by them; all of the leases and subleases under which the Company, Hughes or KUA holds properties are valid, binding and in full force and effect, and neither the Company, Hughes or KUA has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company, Hughes or KUA under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company, Hughes or KUA to the continued possession of the leased or subleased premises under any such lease or sublease which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; and no default by the Company, Hughes or KUA has occurred and is continuing under any such lease or sublease, and no defaults by the landlord or sublessor, as the case may be, are existing under any such lease or sublease which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

            (xviii) Compliance with Cuba Act. To the extent that the Cuba Act is applicable, the Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

            (xix) Investment Company Act. Neither the Company nor any of its subsidiaries is and, upon the issuance and sale of the Securities and the Notes pursuant to the Purchase Agreements and the Debt Agreement, respectively, and the application of the net proceeds therefrom as described in the Prospectuses, none of them will be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

            (xx) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company, Hughes nor KUA is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company, Hughes and KUA have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, Hughes or KUA and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company, Hughes or KUA relating to Hazardous Materials or any Environmental Laws.

            (xxi) Tax Returns. All tax returns required to be filed by the Company, Hughes or KUA, in all jurisdictions, have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. The Company knows of no material proposed additional tax assessments against the Company, Hughes or KUA.

            (xxii) No Stabilization, Etc. Neither the Company, Hughes nor KUA has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the date of the earliest preliminary prospectus (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

            (xxiii) Absence of Registration Rights. There are no persons with registration rights or other similar rights to have any securities (debt or equity) (A) registered pursuant to the Registration Statement or any of the registration statements contemplated by the Registration Rights Agreement or included in any of the offerings contemplated by the Purchase Agreements or the Registration Rights Agreement or (B) except for such rights as are accurately described in the Prospectuses under "Shares Eligible for Future Sale," otherwise registered by the Company under the 1933 Act (the rights referred to in clauses (A) and (B), collectively, the "Rights"); and the Company has complied with all of its obligations and agreements under the Investor Agreements in connection with the transactions contemplated by the Purchase Agreements. Schedule D contains a true, complete, and correct listing of all persons with Rights, the Common Stock Registration Rights Agreement under which such Rights arise and the number of shares of Common Stock covered by each such Common Stock Registration Rights Agreement.

            (xxiv) New Credit Agreement. At or prior to the Closing Time, the New Credit Agreement will have been duly authorized by the Company, Parent and the Holding Company; at or prior to the Closing Time, the New Credit Agreement will have been duly executed and delivered by, and will be a valid and binding agreement of, the Company, Parent and the Holding Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity, and all conditions precedent to the effectiveness of the New Credit Agreement, and all conditions precedent to the right of the Company to make borrowings under the New Credit Agreement (other than delivery of borrowing requests, bring-down officer's certificates or other customary documents required as a condition to each borrowing), will have been satisfied or waived.

            (xxv) Bank Guaranty. At or prior to the Closing Time, the Bank Guaranty will have been duly authorized by the Bank Guarantors; at or prior to the Closing Time, the Bank Guaranty will have been duly executed and delivered by, and will be the valid and binding agreements of, the Bank Guarantors, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity.

            (xxvi) Bank Security Agreements. At or prior to the Closing Time, the Bank Security Agreements will have been duly authorized by the Company and the Parent, respectively; at or prior to the Closing Time, the Bank Security Agreements will have been duly executed and delivered by, and will be the valid and binding agreements of, the Company and the Parent, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, mora torium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity.

            (xxvii) Description of Documents. The Company Documents and the Guarantor Documents will conform in all material respects to the respective statements relating thereto contained in the Prospectuses and will be in substantially the respective forms filed or incorporated by reference as exhibits to the Registration Statement.

            (xxviii) Hughes Merger. The Hughes Merger will become effective upon the filing of the agreement of merger provided for in the Hughes Merger Agreement, an officers' certificate of each of Hughes and QHI relating to the approval of the Hughes Merger and a tax clearance certificate relating to Hughes' assumption of QHI's obligations to pay California franchise taxes (all as provided for in Section 1103 of the California Corporations
      Code) (collectively, the "Merger Filing") with the Secretary of State of the State of California. Prior to the Closing Time, the Merger Filing will have been duly authorized, executed and delivered by the parties thereto, will comply with all applicable requirements of the laws of the State of California, and will have been duly filed in the appropriate governmental offices in the State of California. The Hughes Merger will be effective prior to or concurrently with the purchase of the Initial U.S. Securities by the U.S. Underwriters, with Hughes surviving the Hughes Merger as a wholly-owned direct subsidiary of the Company. The Company believes that all conditions precedent to the effectiveness of the Hughes Merger and to the obligations of the parties to the Hughes Merger Agreement which have not already been satisfied will be satisfied or waived at or prior to the Closing Time.

            (xxix) Authorization of Hughes Merger Agreement. The Hughes Merger Agreement has been duly authorized, executed and delivered by and is a valid and binding agreement of each of the Company, QHI and Hughes.

      (b) Officer's Certificates. Any certificate signed by any officer of the Company, Hughes, KUA or any of their respective subsidiaries delivered to the International Representatives or to counsel for the International Underwriters shall be deemed a representation and warranty by the Company to each International Underwriter as to the matters covered thereby.

      SECTION 2.  Sale and Delivery to International Underwriters; Closing.

      (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each International Underwriter, severally and not jointly, and each International Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial International Securities set forth in Schedule A opposite the name of such International Underwriter, plus any additional number of Initial International Securities which such International Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

      (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the International Underwriters, severally and not jointly, to purchase up to an additional 135,000 shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time (but not more than three times without the consent of the Company (which consent shall not be unreasonably withheld)) only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial International Securities upon notice by the International Representatives to the Company setting forth the number of International Option Securities as to which the several International Underwriters are then exercising the option and the time and date of payment and delivery for such International Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the International Representatives, but shall not be later than seven full business days and not earlier than two full business days after the exercise of said option unless otherwise agreed to by the U.S. Representatives and the Company, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the International Option Securities, each of the International Underwriters, acting severally and not jointly, will purchase that proportion of the total number of International Option Securities then being purchased which the number of Initial International Securities set forth in Schedule A opposite the name of such International Underwriter bears to the total number of Initial International Securities, subject in each case to such adjustments as the International Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

      (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial International Securities shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 or at such other place as shall be agreed upon by the International Representatives and the Company, at 9:00 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the International Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

      In addition, in the event that any or all of the International Option Securities are purchased by the International Underwriters, payment of the purchase price for, and delivery of certificates for, such International Option Securities shall be made at the above-mentioned offices or at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, or at such other place as shall be agreed upon by the International Representatives and the Company, on each Date of Delivery as specified in the notice from the International Representatives to the Company.

      Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the International Representatives for the respective accounts of the International Underwriters of certificates for the International Securities to be purchased by them. It is understood that each International Underwriter has authorized the International Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial International Securities and the International Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as a representative of the International Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial International Securities or the International Option Securities, if any, to be purchased by any International Underwriter whose funds have not been received by the

Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such International Underwriter from its obligations hereunder.

      (d) Denominations; Registration. Certificates for the Initial International Securities and the International Option Securities, if any, shall be in such denominations and registered in such names as the International Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial International Securities and the International Option Securities, if any, will be made available for examination and packaging by the International Representatives in The City of New York not later than 10:00 A.M. (New York City time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

      SECTION 3. Covenants of the Company. The Company covenants with each International Underwriter as follows:

            (a) Compliance with Securities Regulations and Commission Requests. The Company will notify the International Representatives immediately, and confirm the notice in writing, (i) when any Rule 462(b) Registration Statement and any post-effective amendment to the Registration Statement or any Rule 462(b) Registration Statement shall become effective or any supplement to any of the Prospectuses or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to any of the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) of the 1933 Act Regulations and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus and/or prospectus supplement transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus and/or prospectus supplement, as applicable. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

            (b) Filing of Amendments. The Company will give the International Representatives notice of its intention to file or prepare any further amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to either of the Prospectuses, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the International Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the International Representatives or counsel for the International Underwriters shall object.

            (c) Delivery of Registration Statements. The Company has furnished or will deliver to the International Representatives and counsel for the International Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the International Representatives, without charge, as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as the International Underwriters may reasonably request. The copies of the Registration Statement and each amendment thereto furnished to the International Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (d) Delivery of Prospectuses. The Company has delivered to each International Underwriter, without charge, as many copies of each preliminary international prospectus as such International Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each International Underwriter, without charge, during the period when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the International Prospectus (as amended or supplemented) as such International Underwriter may reasonably request. The International Prospectus and any amendments or supplements thereto furnished to the International Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in the Purchase Agreements and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the International Underwriters or for the Company, to amend the Registration Statement or to amend or supplement the International Prospectus in order that the International Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the International Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to
      Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the International Prospectus comply with such requirements (and, if appropriate, will make a corresponding amendment or supplement to the U.S. Prospectus), and the Company will furnish to the International Underwriters such number of copies of such amendment or supplement as the International Underwriters may reasonably request.

            (f) Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the International Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the International Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of this Agreement.

            (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

            (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities and the Notes in the manner specified in the Prospectus Supplements under "Use of Proceeds".

            (i) Preparation of Prospectus Supplement. Immediately following the execution of this Agreement, the Company will prepare the International Prospectus Supplement and the U.S. Prospectus Supplement, containing the terms of the Securities, the plan of distribution thereof and such other information as may be required by the 1933 Act or the 1933 Act Regulations or as the International Representatives and the Company deem appropriate, and will file or transmit for filing with the Commission in accordance with Rule 424(b) of the 1933 Act Regulations copies of the Prospectuses (including such Prospectus Supplements).

            (j) Listing. The Securities have been approved for listing on the New York Stock Exchange (the "NYSE"), subject only to official notice of issuance.

            (k) Restriction on Sale of Securities. Pursuant to Section 2.10 of the KUI Investor Rights Agreement, the Company has duly notified, in the manner required by such agreement, all Holders (as defined in such agreement) that such Holders may not sell, make any short sale of or otherwise dispose of any Registrable Securities (as defined in such agreement) without the prior written consent of the Company for the period of 90 days from the date of this Agreement, and the Company has given the Holders a further notice specifying the exact date of this Agreement. During a period of 90 days from the date of this Agreement, the Company will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) waive or modify the agreement of the Holders pursuant to
      Section 2.10 of the KUI Investor Rights Agreement not to sell, make any short sale of or otherwise dispose of any Registrable Securities, (ii) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (iii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (ii) or (iii) above is to be settled by delivery of Common Stock, other securities, cash or otherwise. Clauses
      (ii) and (iii) of the foregoing sentence shall not apply to (A) the Securities to be sold under the Purchase Agreements, (B) any shares of Common Stock issued by the Company upon the exercise of any option outstanding on the date hereof and referred to in the Prospectuses or (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectuses.

            (l) Reporting Requirements. The Company, during the period when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

      SECTION 4. Payment of Expenses. (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the word processing, reproduction and delivery to the Underwriters of the Purchase Agreements, the Intersyndicate Agreement, the Agreement Among Managers and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and any transfers of Securities between the International Underwriters and U.S. Underwriters pursuant to the Intersyndicate Agreement, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any Canadian "wrapper," (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus and each Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any Canadian "wrapper," (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE.

      (b) Termination of Agreement. If this Agreement is terminated by the International Representatives in accordance with the provisions of Section 5 or
Section 9(a)(i) or (v) hereof, the

Company shall reimburse the International Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the International Underwriters.

      SECTION 5. Conditions of International Underwriters' Obligations. The obligations of the several International Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in
Section 1 hereof and in certificates of any officer of the Company, Hughes or any of their respective subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

            (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the International Underwriters. The Prospectuses shall have been filed or transmitted for filing with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to Closing Time the Company shall have provided evidence satisfactory to the Underwriters of such timely filing or transmittal.

            (b) Opinion of Bogle & Gates P.L.L.C. At Closing Time, the International Representatives shall have received the favorable opinion, dated as of Closing Time, of Bogle & Gates P.L.L.C., counsel for the Company, in form and substance satisfactory to counsel for the International Underwriters, together with signed or reproduced copies of such letter for each of the other International Underwriters, to the effect set forth in Exhibit A to the U.S. Purchase Agreement and to such further effect as counsel to the International Underwriters may reasonably request.

            In rendering such opinion, such counsel shall state (A) that such opinion is limited to matters arising under the laws of the State of Washington, and (B) that, in rendering their opinion pursuant to the Purchase Agreements, Simpson Thacher & Bartlett and Brown & Wood LLP each may rely upon such opinion, as if it were addressed to them, as to all matters arising under the laws of the State of Washington. In rendering such opinion, Bogle & Gates P.L.L.C. may rely (i) as to matters involving the application of the laws of any other state upon the opinion of local counsel satisfactory to the International Representatives (which opinion shall be dated and furnished to the International Representatives at the Closing Time, shall be satisfactory in form and substance to counsel for the International Underwriters and shall expressly state that the International Underwriters may rely on such opinion as if it were addressed to them), provided that Bogle & Gates P.L.L.C. shall state in their opinion that they believe that they and the International Underwriters are justified in relying upon such opinion and (ii) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, Hughes, Santee and KUA and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

            (c) Opinion of Simpson Thacher & Bartlett. At Closing Time, the International Representatives shall have received the favorable opinion, dated as of Closing Time, of Simpson Thacher & Bartlett, counsel for the Company, in form and substance satisfactory to counsel for the International Underwriters, together with signed or reproduced copies of such letter for each of the other International Underwriters, to the effect set forth in Exhibit B to the U.S. Purchase Agreement and to such further effect as counsel for the International Underwriters may reasonably request.

            In rendering such opinion, such counsel shall state (A) that such opinion is limited to matters arising under the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America, (B) that insofar as such opinion relates to matters arising under the laws of the States of Washington or California, such counsel has relied upon the opinion of Bogle & Gates P.L.L.C. delivered pursuant to Section 5(b) hereof or upon the opinion of O'Melveny & Myers LLP delivered pursuant to Section 5(d) hereof, respectively and (C) that insofar as such opinion relates to matters arising under the laws of the State of California, such counsel has relied upon the opinion of O'Melveny & Myers LLP delivered pursuant to Section 5(d) hereof. In rendering such opinion, Simpson Thacher & Bartlett may rely (i) as to matters involving the application of the laws of any other state upon the opinion of local counsel satisfactory to the International Representatives (which opinion shall be dated and furnished to the International Representatives at the Closing Time, shall be satisfactory in form and substance to counsel for the International Underwriters and shall expressly state that the International Underwriters may rely on such opinion as if it were addressed to them), provided that Simpson Thacher & Bartlett shall state in their opinion that they believe that they and the International Underwriters are justified in relying upon such opinion and
      (ii) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, Hughes, Santee and KUA and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

            (d) Opinion of O'Melveny & Myers LLP. At Closing Time, the International Representatives shall have received the favorable opinion, dated as of Closing Time, of O'Melveny & Myers LLP, counsel for Hughes, in form and substance satisfactory to counsel for the International Underwriters, together with signed or reproduced copies of such letter for each of the other International Underwriters, to the effect set forth in Exhibit C to the U.S. Purchase Agreement and to such further effect as counsel to the International Underwriters may reasonably request.

            In rendering such opinion, such counsel shall state (A) that such opinion is limited to matters arising under the laws of the State of California and (B) that, in rendering their opinions pursuant to the Purchase Agreements, Simpson Thacher & Bartlett and Brown &

      Wood LLP may rely upon such opinion, as if it were addressed to them, as to all matters arising under the laws of the State of California. In rendering such opinion, O'Melveny & Myers LLP may rely (i) as to matters involving the application of the laws of any other state upon the opinion of local counsel satisfactory to the International Representatives (which opinion shall be dated and furnished to the International Representatives at the Closing Time, shall be satisfactory in form and substance to counsel for the International Underwriters and shall expressly state that the International Underwriters may rely on such opinion as if it were addressed to them), provided that O'Melveny & Myers LLP shall state in their opinion that they believe that they and the International Underwriters are justified in relying upon such opinion and (ii) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, Hughes and Santee and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

            (e) Opinion of Rosenberg & Liebentritt, P.C. At Closing Time, the International Representatives shall have received the favorable opinion, dated as of Closing Time, of Rosenberg & Liebentritt, P.C., counsel for the Company, in form and substance satisfactory to counsel for the International Underwriters, together with signed or reproduced copies of such letter for each of the other International Underwriters, to the effect set forth in Exhibit D to the U.S. Purchase Agreement and to such further effect as counsel to the International Underwriters may reasonably request.

            In rendering such opinion, such counsel shall state that such opinion is limited to matters arising under the laws of the State of Illinois and the General Corporation Law of the State of Delaware. In rendering such opinion, Rosenberg & Liebentritt, P.C. may rely (i) as to matters involving the application of the laws of any other state upon the opinion of local counsel satisfactory to the International Representatives (which opinion shall be dated and furnished to the International Representatives at the Closing Time, shall be satisfactory in form and substance to counsel for the International Underwriters and shall expressly state that the International Underwriters may rely on such opinion as if it were addressed to them), provided that Rosenberg & Liebentritt, P.C. shall state in their opinion that they believe that they and the International Underwriters are justified in relying upon such opinion and (ii) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, Hughes and Santee and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

            (f) Opinion of Counsel for International Underwriters. At Closing Time, the International Representatives shall have received the favorable opinion, dated as of Closing Time, of Brown & Wood LLP, counsel for the International Underwriters, with respect to the incorporation and existence of the Company, the Securities, the Purchase Agreements, the Registration Statement, the Prospectuses and such other related matters as the International

      Representatives may request, together with signed or reproduced copies of such letter for each of the International Underwriters.

            (g) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise (including, without limitation, Hughes and KUA), whether or not arising in the ordinary course of business and the International Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

            (h) Accountants' Comfort Letters. At the time of the execution of this Agreement, the International Representatives shall have received from each of Deloitte & Touche LLP and Arthur Andersen LLP a letter or letters dated such date, in form and substance satisfactory to the International Representatives, together with signed or reproduced copies of such letter or letters for each of the other International Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information of the Company, KUI and Hughes, as applicable, contained in the Registration Statement and the Prospectuses.

            (i) Bring-down Comfort Letters. At Closing Time, the International Representatives shall have received from each of Deloitte & Touche LLP and Arthur Andersen LLP a letter or letters, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

            (j) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

            (k) Lock-up Agreements. Prior to the date of this Agreement, the International Representatives shall have received (A) an agreement substantially in the form of Exhibit A hereto signed by the persons and entities listed on Schedule C hereto and (B) an agreement in substantially the form of Exhibit B signed by the Parent.

            (l) Consummation of Hughes Merger. At the Closing Time, each condition to the closing contemplated by the Hughes Merger Agreement shall have been satisfied or waived. There shall exist at and as of the Closing Time (after giving effect to the transactions contemplated by the Purchase Agreements and the Debt Agreement) no conditions that would constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under the Hughes Merger Agreement. Prior to or concurrently with the purchase of the Initial International Securities by the International Underwriters, (i) the Company shall have consummated the Hughes Merger pursuant to the Hughes Merger Agreement and on terms that conform to the description thereof in the Prospectuses, (ii) the Hughes Merger shall have become effective pursuant to the laws of the State of California and (iii) Hughes shall survive the Hughes Merger and shall be a wholly-owned direct subsidiary of the Company; and the Company shall have delivered to the International Underwriters evidence, in form and substance satisfactory to the International Underwriters, that the conditions specified in this paragraph shall have been satisfied.

            (m) Effectiveness of New Credit Agreement. At or prior to the Closing Time, (1) the New Credit Agreement, the Bank Guaranty and the Bank Security Agreements and all ancillary instruments and agreements shall have been executed and delivered by the parties thereto and shall be in form and substance satisfactory to the International Underwriters, and the Company shall have furnished the International Underwriters with copies thereof; and (2) all conditions precedent to the effectiveness of the New Credit Agreement, and (except for the delivery of notices of borrowings, officer's bring-down certificates and other customary documentation required as a condition to a borrowing) all conditions precedent to the right of the Company to make borrowings under the New Credit Agreement, shall have been satisfied or waived and the New Credit Agreement shall be effective.

            (n) Purchase of Notes. Concurrently with the purchase of the Initial International Securities by the International Underwriters, the Company shall have issued, and the Initial Purchasers shall have purchased and paid for, the Notes being sold pursuant to the Debt Agreement.

            (o) Purchase of U.S. Securities. Concurrently with the purchase of the Initial International Securities by the International Underwriters, the U.S. Underwriters shall have purchased and paid for the Initial U.S. Securities under the U.S. Purchase Agreement.

            (p) Conditions to Purchase of International Option Securities. In the event that the International Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the International Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company, Hughes, or KUA hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the International Representatives shall have received:

                  (i) Officers' Certificate. A certificate, dated such Date of
            Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the

            Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

                  (ii) Opinions of Counsel for Company. The favorable opinions of Bogle & Gates P.L.L.C., Simpson Thatcher & Bartlett, O'Melveny & Myers LLP, and Rosenberg & Liebentritt, P.C., each in form and substance satisfactory to counsel for the International Underwriters, dated such Date of Delivery (and, if applicable, accompanied by opinions of local counsel dated such Date of Delivery), relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Sections 5(b), 5(c), 5(d) and 5(e) hereof, respectively.

                  (iii) Opinion of Counsel for International Underwriters. The
            favorable opinion of Brown & Wood LLP, counsel for the International Underwriters, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
            Section 5(f) hereof.

                  (iv) Bring-down Comfort Letters. A letter or letters from each of Deloitte & Touche LLP and Arthur Andersen LLP, in form and substance satisfactory to the International Representatives and dated such Date of Delivery, substantially in the same form and substance as the letters furnished to the International Representatives pursuant to Section 5(i) hereof, except that the "specified date" in the letter or letters furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

            (q) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the International Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated in the Purchase Agreements, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company, Hughes or KUA in connection with the issuance and sale of the Securities as contemplated in the Purchase Agreements and the consummation of the other transactions contemplated by the other Company Documents and Guarantor Documents shall be satisfactory in form and substance to the International Representatives and counsel for the International Underwriters.

            (r) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of International Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several International Underwriters to purchase the relevant International Option Securities, may be terminated by the International Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

      SECTION 6. Indemnification.

      (a) Indemnification of International Underwriters. The Company agrees to indemnify and hold harmless each International Underwriter and each person, if any, who controls any International Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
      (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or Prospectus (or any amendment or supplement thereto); provided, further, that such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any International Underwriter (or any persons controlling such International Underwriter) from whom the person asserting such loss, claim, damage or liability purchased the International Securities which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such International Securities to such person in any case where the

Company complied with its obligations under Sections 3(b) and 3(d) hereof (and the Prospectus or any such amended or supplemented Prospectus, as applicable, shall have been delivered by the Company to such Underwriter a reasonable amount of time prior to the mailing or delivery, as applicable, of such confirmation) and any such untrue statement or omission or alleged untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).

      (b) Indemnification of Company, Directors and Officers. Each International Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such International Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or such Prospectus (or any amendment or supplement thereto).

      (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action (which approval shall not be unreasonably withheld, it being understood that, in the case of the indemnified parties under Section 6(a) above, such approval shall be given by Merrill Lynch, Pierce Fenner & Smith Incorporated), unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party, in which case such indemnifying party shall not be entitled to assume the defense of such action. If an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      (e) Currency. Any payment made by the Company pursuant to Section 6(a) or 7, or by any International Underwriter pursuant to Section 6(b) or 7, which arises with respect to any loss, liability, claim, damage or expense incurred in a currency other than U.S. dollars shall be made by the Company or such International Underwriter, as the case may be, in such other currency or in such amount of U.S. dollars as shall be necessary to enable the indemnified party to purchase the amount of such other currency needed to satisfy such loss, liability, claim, damage or expense, including any premiums and costs of exchange payable in connection with conversion of U.S. dollars into the relevant currency.

      SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the International Underwriters on the other hand from the offering of the International Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the International Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Company on the one hand and the International Underwriters on the other hand in connection with the offering of the International Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the International Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the

International Underwriters, in each case as set forth on the cover of the International Prospectus, bear to the aggregate initial public offering price of the International Securities as set forth on such cover.

      The relative fault of the Company on the one hand and the International Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the International Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the International Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the International Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no International Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an International Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such International Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The International Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial International Securities set forth opposite their respective names in Schedule A hereto and not joint.

      SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company, Hughes, KUA or any of their respective subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any International Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the International Underwriters and the U.S. Underwriters.

      SECTION 9.  Termination of Agreement.

      (a) Termination; General. The International Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of (1) the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (2) Hughes and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the International Representatives, impracticable to market the International Securities or to enforce contracts for the sale of the International Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange, the New York Stock Exchange, the London Stock Exchange or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by the Nasdaq National Market or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities, or (v) if the rating assigned by any nationally recognized statistical rating organization to the Notes or any other debt securities of the Company shall have been lowered or if any such rating agency shall have publicly announced that it has placed the Notes or any other debt securities of the Company on what is commonly termed a "watch list" for a possible downgrading.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

      SECTION 10. Default by One or More of the International Underwriters. If one or more of the International Underwriters shall fail at Closing Time or a Date of Delivery to purchase the International Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the International Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the International Representatives shall not have completed such arrangements within such 24-hour period, then:

            (a) if the number of Defaulted Securities does not exceed 10% of the number of Initial Securities or Option Securities, as the case may be, to be purchased on such date, each of the non-defaulting International Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting International Underwriters, or

            (b) if the number of Defaulted Securities exceeds 10% of the number of Initial Securities or Option Securities, as the case may be, to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the International Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting International Underwriter.

      No action taken pursuant to this Section shall relieve any defaulting International Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the International Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the International Representatives or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "International Underwriter" includes any person substituted for a International Underwriter under this Section 10.

      SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the International Underwriters shall be directed to the International
Representatives at Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY England, attention of Syndicate Operations; and notices to the Company shall be directed to it at 10112 N.E. 10th Street, Bellevue, Washington 98004, attention of Marc W. Evanger.

      SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the International Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the International Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the International Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any International Underwriter shall be deemed to be a successor by reason merely of such purchase.

      SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME AND REFERENCES TO BUSINESS DAYS MEAN DAYS WHICH ARE BUSINESS DAYS IN NEW YORK CITY.

      SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the International Underwriters and the Company in accordance with its terms.

                                       Very truly yours,

                                       QUALITY FOOD CENTERS, INC.



                                       By /s/ Marc Evanger
                                          ----------------------------
                                          Name:
                                          Title:

 CONFIRMED AND ACCEPTED,
     as of the date first above written:


MERRILL LYNCH INTERNATIONAL
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SALOMON BROTHERS INTERNATIONAL LIMITED
DAIN BOSWORTH INCORPORATED

By: MERRILL LYNCH INTERNATIONAL


By /s/ Marilyn Pagliose
   --------------------------------
         Authorized Signatory


For themselves and as International Representatives of the other International Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                    Number of
                                                                     Initial
                                                                  International
      Name of International Underwriter                            Securities
                                                                  -------------

Merrill Lynch International...................................         250,000
Donaldson, Lufkin & Jenrette Securities Corporation...........         250,000
Salomon Brothers International Limited........................         250,000
Dain Bosworth Incorporated....................................          50,000
Banque Paribas................................................          25,000
Credit Lyonnais Securities....................................          25,000
Kleinwort Benson Limited......................................          25,000
UBS Limited...................................................          25,000
                                                                       -------

  Total.......................................................         900,000
                                                                       =======


                                    Sch A - 1

                                   SCHEDULE B


            1. The initial public offering price per share for the International Securities shall be $39.00.

            2. The purchase price per share for the International Securities to be paid by the several International Underwriters shall be $37.34, being an amount equal to the initial public offering price set forth above less $1.66 per share; provided that the purchase price per share for any International Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) of this Agreement shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities.


                                    Sch B - 1

                                   SCHEDULE C

                          List of Persons and Entities
                               Subject to Lock-Up


Executive Officers and Directors of the Company

John W. Creighton, Jr.
Marc W. Evanger
Dan Kourkoumelis
Frederick Meils
Maurice F. Olson
Marc H. Rapaport
Sheli Z. Rosenberg
Christopher A. Sinclair
Stuart M. Sloan
Ronald A. Weinstein
Samuel Zell

Other Persons and Entities

Kimberly T. Feir
Scott E. Feir
The Edwin and Pauline Teel Charitable Remainder Trust
      (Trustees: Daryl L. Vander Pol, E. Gerald Teel and Charles B. Teel) Collin P. Madden
Lois G. Madden
Marilyn J. Madden
Michelle A. Madden
Paul E. Madden
Rodney S. Madden
The 1996 Teel Revocable Trust
      (Trustees:  Edwin A. Teel and Daryl L. Vander Pol)
Arne S. Oien
Molly S. Oien
Charles B. Teel
E. Gerald Teel
Julie K. Teel
Katharine G. Teel
Claudia J. Vander Pol
Daryl L. Vander Pol
Justin L. Vander Pol
Sonja C. Vander Pol
Zell/Chilmark Fund L.P.
Randall West


                                    Sch C - 1

                                   SCHEDULE D

          Persons and Entities Holding Shares with Registration Rights


      Shareholder                                             Number of Shares
      -----------                                             ----------------

Pursuant to the Zell/Chilmark Standstill Agreement:                  3,975,000

(1)   Zell/Chilmark Fund L.P

Pursuant to the Olson Investors Rights Agreement:                      752,941

(2)   Maurice F. Olson
(3)   Charles M. Olson
(4)   Maurice S. Olson

Pursuant to the Food Giant Investors Rights Agreement:                 120,000

(5)   The Edwin and Pauline Teel Charitable Remainder Trust
      (Trustees:  Daryl L. Vander Pol, E. Gerald Teel and Charles B. Teel)
(6)   Charles B. Teel
(7)   E. Gerald Teel
(8)   Katharine G. Teel
(9)   The 1996 Teel Revocable Trust
      (Trustees:  Edwin A. Teel and Daryl L. Vander Pol)
(10)  Paul E. Madden
(11)  Lois G. Madden
(12)  Daryl L. Vander Pol
(13)  Claudia J. Vander Pol
(14)  Kimberly T. Feir
(15)  Scott E. Feir
(16)  Molly S. Oien
(17)  Arne S. Oien
(18)  Julie K. Teel
(19)  Justin L. Vander Pol
(20)  Sonja C. Vander Pol
(21)  Rodney S. Madden
(22)  Marilyn J. Madden
(23)  Collin P. Madden
(24)  Michelle A. Madden


                                    Sch D - 1

Pursuant to the KUI Investors Rights Agreement:                        904,646

(25)  A. Keith Uddenberg
(26)  Eugenia M. Uddenberg
(27)  Anna Mae Schacht Trust
      (Trustee:  Lori Dee Schacht)
(28)  Mark Schacht
(29)  Lori Dee Schacht Trust
      (Trustees:  Lori Dee Schacht and Ray Graves)
(30)  Richard Keith Uddenberg Trust
      (Trustees:  Greg Dewar, Richard Keith Uddenberg and Lori Dee Schacht)
(31)  Debbie Louise Little Trust
      (Trustees:  Debbie Louise Little, Lori Dee Schacht and Ray Graves)

                                                Total                5,752,587
                                                                     =========


                                    Sch D - 2

                                                                       Exhibit A


                                                                January __, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated,
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SALOMON BROTHERS INC
DAIN BOSWORTH INCORPORATED
   as U.S. Representatives of the several
   U.S. Underwriters to be named in the
   within-mentioned U.S. Purchase Agreement
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
    North Tower
    World Financial Center
    New York, New York  10281-1209

MERRILL LYNCH INTERNATIONAL
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SALOMON BROTHERS INTERNATIONAL LIMITED
DAIN BOSWORTH INCORPORATED
   as International Representatives of the several
   International Underwriters to be named in the within-mentioned International Purchase Agreement
c/o Merrill Lynch International
    Ropemaker Place
    25 Ropemaker Street
    London EC2Y 9LY
    England

      Re: Proposed Public Offering by Quality Food Centers, Inc.

Ladies and Gentlemen:

      The undersigned, a stockholder and, if applicable, an officer and/or director of Quality Food Centers, Inc., a Washington corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Salomon Brothers Inc and Dain Bosworth Incorporated, as the U.S. representatives of the several U.S. underwriters (the "U.S. Underwriters") to be named in the U.S.

Purchase Agreement hereinafter referred to, and Merrill Lynch International, DLJ, Salomon Brothers International Limited and Dain Bosworth Incorporated, as the international representatives of the several international underwriters (the "International Underwriters") to be named in the International Purchase Agreement hereinafter referred to, propose to enter into a U.S. Purchase Agreement (the "U.S. Purchase Agreement") and an International Purchase Agreement, respectively, with the Company, providing for the public offering (the "Stock Offering") of shares of the Company's common stock, par value $.001 per share (the "Common Stock").

      In recognition of the benefit that the Stock Offering will confer upon the undersigned as a stockholder and, if applicable, an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each U.S. Underwriter and each International Underwriter that, during a period of 90 days from the date of the U.S. Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise dispose of or transfer, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file or cause to be filed any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Common Stock, whether any such swap or other transaction referred to in clause (i) or
(ii) above is to be settled by delivery of Common Stock, other securities, in cash or otherwise; provided that, notwithstanding the foregoing, the undersigned may transfer shares of Common Stock to members of the undersigned's immediate family and to privately-held corporations, partnerships, trusts and other entities which are "affiliates" (as defined in Rule 405 under the Securities Act of 1933) of the undersigned, so long as any such transferee delivers to Merrill Lynch, prior to such transfer, a written agreement in form and substance satisfactory to Merrill Lynch, signed by the transferee, in which the transferee agrees to comply with the terms and provisions set forth in this agreement.

      This agreement shall lapse and become null and void if the closing date of the Stock Offering shall not have occurred on or before May 1, 1997.

      In the event that the Company is a party to or is involved in any merger, consolidation, share exchange or other transaction and, in connection therewith, the Common Stock is converted into or exchanged for common stock or other securities of any other person or entity, then all references in this Agreement to Common Stock shall be deemed to mean and refer to such common stock and other securities of such other person or entity, as applicable, and this agreement shall be applicable to such common stock and other securities.

      This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                       Very truly yours,



                                       Signature:_______________________________

                                       Print Name:______________________________

                                                                       Exhibit B

                                                                  March __, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated,
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SALOMON BROTHERS INC
DAIN BOSWORTH INCORPORATED
   as U.S. Representatives of the several
   U.S. Underwriters to be named in the
   within-mentioned U.S. Purchase Agreement
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
    North Tower
    World Financial Center
    New York, New York  10281-1209

MERRILL LYNCH INTERNATIONAL
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SALOMON BROTHERS INTERNATIONAL LIMITED
DAIN BOSWORTH INCORPORATED
   as International Representatives of the several
   International Underwriters to be named in the within-mentioned International Purchase Agreement
c/o Merrill Lynch International
    Ropemaker Place
    25 Ropemaker Street
    London EC2Y 9LY
    England

      Re: Proposed Public Offering by Quality Food Centers, Inc.

Ladies and Gentlemen:

      The undersigned, Quality Food, Inc., a Delaware corporation ("QFI"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Salomon Brothers Inc and Dain Bosworth Incorporated, as the U.S. representatives of the several U.S. underwriters (the "U.S. Underwriters") to be named in the U.S. Purchase Agreement hereinafter referred to, and Merrill Lynch International, DLJ, Salomon Brothers International Limited and Dain Bosworth Incorporated, as the international representatives of the several international underwriters (the "International Underwriters") to be named in the International Purchase Agreement hereinafter referred to, propose to enter into a U.S. Purchase Agreement (the "U.S. Purchase Agreement") and an International Purchase Agreement, respectively, with Quality Food Centers, Inc., a Washington corporation (the "Company"), providing for the public offering (the "Stock Offering") of shares of the Company's common stock, par value $.001 per share (the "Company Common Stock").

      In recognition of the benefit that the Stock Offering will confer upon the undersigned as a company affiliated with the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each U.S. Underwriter and each International Underwriter that, if the Reorganization (as defined in the U.S. Purchase Agreement) occurs at any time during a period of 90 days from the date of the U.S. Purchase Agreement (such period, the "Lockup Period"), the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, for the duration of such Lockup Period (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise dispose of or transfer, any shares of the common stock of QFI (the "QFI Common Stock") or any securities convertible into or exchangeable or exercisable for QFI Common Stock, or file or cause to be filed any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of QFI Common Stock, whether any such swap or other transaction referred to in clause (i) or (ii) above is to be settled by delivery of QFI Common Stock, other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) any shares of QFI Common Stock issued upon the exercise of any option which, in connection with the Reorganization, was issued by QFI to replace an option granted by the Company and outstanding on the date of the U.S. Purchase Agreement to purchase a like number of shares of Company Common Stock or (B) any shares of QFI Common Stock issued or options to purchase QFI Common Stock granted pursuant to employee benefit plans of QFI which are established in connection with the Reorganization and replace substantially similar employee benefit plans of the Company which were existing on the date of the U.S. Purchase Agreement and are referred to in the prospectus relating to the Stock Offering.

      This agreement shall lapse and become null and void if the closing date of the Stock Offering shall not have occurred on or before May 1, 1997.

      This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                       Very truly yours,

                                       QUALITY FOOD, INC.



                                       By:_________________________________
                                       Name:  Christopher A. Sinclair
                                       Title:  Chief Executive Officer

                                4,500,000 Shares


                           QUALITY FOOD CENTERS, INC.
                           (a Washington corporation)

                                  Common Stock
                           (Par Value $.001 Per Share)

                            INTERSYNDICATE AGREEMENT

      Agreement dated March 13, 1997 between (A) Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill (NY)"), Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc and Dain Bosworth Incorporated, as representatives (the "U.S. Representatives") of the underwriters (the "U.S. Underwriters") listed in Schedule A to the U.S. Purchase Agreement (the "U.S. Purchase Agreement") of even date herewith with Quality Food Centers, Inc. (the "Company"), (B) Merrill Lynch International ("MLI") Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers International Limited and Dain Bosworth Incorporated (the "Lead Managers") for the underwriters (the "Managers") listed in Schedule A to the International Purchase Agreement (the "International Purchase Agreement") of even date herewith with the Company. The U.S. Purchase Agreement and the International Purchase Agreement are together referred to herein as the "Purchase Agreements". Terms not defined herein are used as defined in the Purchase Agreements referred to above.

      The U.S. Underwriters, pursuant to the U.S. Purchase Agreement, have agreed to purchase the Initial U.S. Securities and have been granted an option by the Company to purchase the U.S. Option Securities to cover over-allotments, and the Managers, pursuant to the International Purchase Agreement, have agreed to purchase the Initial International Securities and have been granted an option by the Company to purchase the International Option Securities to cover over-allotments. In connection with the foregoing, the U.S. Underwriters and the Managers deem it necessary and advisable that certain of the activities of the U.S. Underwriters and the Managers be coordinated pursuant to this Agreement.

      Section 1. The U.S. Underwriters, acting through Merrill (NY), and the Managers, acting through MLI, agree that they will consult each other as to the availability of the sale of the Common Stock purchased from the Company pursuant to the U.S. Purchase Agreement and the International Purchase Agreement from time to time until the termination of the selling restrictions applicable to the respective offerings by Merrill (NY) and MLI. Based upon information received from the Managers and the U.S. Underwriters, respectively, MLI agrees to advise Merrill (NY) and Merrill (NY) agrees to advise MLI, from time to time upon request during the consultation period contemplated above, of the respective number of International Securities purchased pursuant to the International Purchase Agreement and U.S. Securities purchased pursuant to the U.S. Purchase Agreement remaining unsold. From time to time as mutually agreed upon between MLI and Merrill (NY), (a) MLI will sell for the account of one or more Managers to Merrill (NY), for the account of one or more U.S. Underwriters, such number of International Securities purchased pursuant to the International Purchase Agreement and remaining unsold; and (b) Merrill (NY) will sell for the account of one or more U.S. Underwriters to MLI, for the account of one or more Managers, such number of U.S. Securities purchased pursuant to the U.S. Purchase Agreement and remaining unsold.

      Unless otherwise determined by mutual agreement of Merrill (NY) and MLI, the price of any Common Stock so purchased or sold shall be the initial public offering price less the selling concession in each case as set forth in the U.S. Prospectus. Settlement between Merrill (NY) and MLI with respect to any Common Stock transferred hereunder at least three business days prior to the Closing Time shall be made at Closing Time and, in the case of purchases and sales made thereafter, as promptly as practicable but in no event later than three business days after the transfer date. Certificates representing the Common Stock so purchased shall be delivered on or about the respective settlement dates. The liability for payment to the Company of the purchase price of the Common Stock being purchased by the U.S.

Underwriters and the Managers under the Purchase Agreements shall not be affected by the provisions of this Agreement.

      Each U.S. Underwriter, acting through the U.S. Representatives, agrees that, except for purchases and sales pursuant to this Agreement and stabilization transactions contemplated hereunder conducted through Merrill
(NY), it has offered or sold and will offer, sell or deliver Common Stock, directly or indirectly, only to persons whom it believes to be United States Persons or Canadian Persons (as such terms are defined below) and persons whom it believes intend to reoffer, resell or deliver the same, directly or indirectly, to United States Persons or Canadian Persons, and any bank, broker or dealer to whom such U.S. Underwriter may sell Common Stock will agree that it will only offer, resell or deliver Common Stock directly or indirectly to persons whom such bank, broker or dealer believes to be United States Persons or Canadian Persons or at a reallowance only to other banks, brokers or dealers who so agree.

      Each Manager, acting through MLI, agrees that, except for purchases and sales pursuant to this Agreement and stabilization transactions contemplated hereunder conducted through Merrill (NY), it has not offered or sold and will not offer, sell or deliver Common Stock, directly or indirectly, to any person whom it believes to be a United States Person or a Canadian Person or any person whom it believes intends to reoffer, resell or deliver the same, directly or indirectly, to any United States Person or Canadian Person, and any bank, broker or dealer to whom such Manager may sell Common Stock will agree that it will not offer, resell or deliver any Common Stock directly or indirectly to any person whom such bank, broker or dealer believes to be a United States Person or Canadian Person nor at a reallowance to other banks, brokers or dealers who do not so agree.

      For purposes of this Agreement, "United States Person" shall mean any individual who is resident in the United States, or any corporation, pension, profit-sharing or other trust or other entity organized under or governed by the laws of the United States or any political subdivision thereof (other than the foreign branch or office of any United States Person), and shall include any United States branch or office of a person other than a United States Person. "United States" shall mean the United States of America, its territories, its possessions and all areas subject to its jurisdiction. "Canadian Person" shall mean any individual who is resident in Canada, or any corporation, pension, profit-sharing or other trust or other entity organized under or governed by the laws of Canada or any political subdivision thereof (other than the foreign branch or office of any Canadian Person), and shall include any Canadian branch or office of a person other than a Canadian Person. "Canada" shall mean Canada, the provinces of Canada, its territories, its possessions and all areas subject to its jurisdiction.

      Section 2. All stabilization transactions shall be conducted at the direction and subject to the control of Merrill (NY) as hereinafter provided, so that stabilization activities worldwide shall be coordinated and conducted in compliance with any applicable laws and regulations. From time to time upon the request of MLI, Merrill (NY) will inform MLI of stabilization transactions effected pursuant to this Section.

            (a) The Lead Managers undertake, and agree to cause all Managers to undertake, that in connection with the distribution of Common Stock they will comply with the applicable rules and regulations of the United States National Association of Securities Dealers, Inc.; with the prohibitions against trading by persons interested in a distribution; and with the requirements for the filing of all notices and reports relating thereto set forth in Regulation M and 17a-2 under the United States Securities Exchange Act of 1934 and the Agreement Among Managers (the "AAM") entered into by the Managers. The Lead Managers will cause each bank, broker or dealer which has agreed to participate or is participating in the distribution to give a similar undertaking.

            (b) Merrill (NY) shall have sole responsibility with respect to any action which it may take to make over-allotments in arranging for sales of U.S. Option Securities and International Option Securities and shall have direction and control of any action taken for stabilizing the market price of the Common Stock, whether in the United States or on European stock exchanges or otherwise. All stabilization transactions by Merrill (NY) shall be for the respective accounts of the several U.S. Underwriters and Managers in the proportions set forth in Section 4 hereof. The net commitment for long or short accounts of the U.S. Underwriters or the Managers pursuant to such over-allotment and stabilization transactions shall not exceed 15% of the number of U.S. Securities or International Securities, as the case may be, to be purchased by the U.S. Underwriters or the Managers, respectively, as set forth in the U.S. Purchase Agreement and International

      Purchase Agreement, respectively. The exercise by the U.S. Underwriters and the Managers of their respective options to purchase U.S. Option Securities and International Option Securities shall be at the direction of Merrill (NY).

      Section 3. Merrill (NY) and MLI shall consult with each other as to the reservations for sale of the Common Stock made under the AAM, and upon reaching agreement with respect thereto, MLI shall reserve for sale and sell to the U.S. Underwriters, dealers, banks, brokers and others indicated by Merrill (NY), for the account of the respective Managers, International Securities to be purchased by such Managers, in the manner and at the price contemplated by Section 1 hereof.

      Section 4. Merrill (NY) and MLI shall agree as to the expenses which will constitute expenses of the underwriting and distribution of the Common Stock common to the U.S. Underwriters and the Managers, which expenses, as well as any stabilizing profits or losses, shall be allocated among the U.S. Underwriters and the Managers in the same proportion as the number of U.S. Securities purchased under the U.S. Purchase Agreement and the number of International Securities purchased under the International Purchase Agreement, bear to the aggregate number of shares of Common Stock purchased under the Purchase Agreements. Except with respect to such common expenses, the Managers will pay the aggregate expenses incurred in connection with the purchase, carrying or sale of the International Securities purchased by the Managers from the Company, and the U.S. Underwriters will pay the aggregate expenses incurred in connection with the purchase, carrying or sale of the U.S. Securities purchased by the U.S. Underwriters from the Company.

      Section 5. The U.S. Representatives and the Lead Managers agree that:

            (a) if the Closing Time is not on the day provided in the Purchase Agreements, Merrill (NY) and MLI will mutually agree on a postponed date within the time permitted by the Purchase Agreements and the settlement dates herein provided shall be adjusted accordingly;

            (b) changes in the public offering price or in the concession and reallowance to banks, brokers or dealers will be made only after consultation, but in accordance with the direction of Merrill (NY), during the consultation period specified in the first sentence of Section 1 hereof;

            (c) Merrill (NY) and MLI will each keep the other fully informed of the progress of the offering and distribution of the Common Stock;

            (d) MLI agrees that it will cause the termination of the AAM at such time as Merrill (NY) shall determine; and

            (e) advertising with respect to the offering shall be as mutually agreed upon by Merrill (NY) and MLI.

      Section 6. This Agreement may be amended prior to the Closing Time by mutual written consent.

      Section 7. This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

      IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                              Acting on behalf of themselves and the other
                                U.S. Underwriters:

                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                     INCORPORATED
                              DONALDSON, LUFKIN & JENRETTE SECURITIES
                                CORPORATION
                              SALOMON BROTHERS INC
                              DAIN BOSWORTH INCORPORATED

                              By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                                        INCORPORATED


                              By: ______________________________________________
                                               Authorized Signatory

                              Acting on behalf of themselves and the
                                other Managers:

                              MERRILL LYNCH INTERNATIONAL
                              DONALDSON, LUFKIN & JENRETTE SECURITIES
                                CORPORATION
                              SALOMON BROTHERS INTERNATIONAL LIMITED
                              DAIN BOSWORTH INCORPORATED


                              By:  MERRILL LYNCH INTERNATIONAL


                              By: ______________________________________________
                                               Attorney-in-fact